UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
July 29, 2008
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At its July 29, 2008, the Gardner Denver, Inc. (the “Company) Board of Directors approved the amendment and restatement of the Company’s Amended and Restated Bylaws (“Bylaws”). The approved Bylaws effected the following changes: (1) updated the meeting notice provision in Section 2.4 to allow for the electronic delivery of annual meeting materials; (2) clarified that the advance notice provision applies to all stockholder proposals including director nominations; and (3) updated the type of information that must be provided to the Company regarding stockholder proposals.
     This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Company’s Bylaws, filed as Exhibit 3.2 to this Report on Form 8-K. Exhibit 3.2 is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     3.2      Amended and Restated Bylaws of Gardner Denver, Inc., effective as of July 29, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: August 4, 2008	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President, Law

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Gardner Denver, Inc., effective as of July 29, 2008